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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                ------------------------------------------------

                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                DECEMBER 18, 2001

                ------------------------------------------------

                            NORTHWESTERN CORPORATION
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                0-692                              46-0172280
               -------                             ----------
      (Commission File Number)        (IRS Employer Identification Number)

                 125 SOUTH DAKOTA AVENUE, SIOUX FALLS, SD 57104
                 ----------------------------------------------
              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (605) 978-2908
                                                           --------------

                                 Not Applicable
            -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report



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      On December 12, 2001, NorthWestern Corporation (the "Company") filed a
Form 8-K dated January 11, 2001 (the "Original 8-K") containing certain audited financial statements of The Montana Power Company Utility and certain unaudited pro forma financial statements related thereto (collectively, the "Finanical Statements"). The Company filed a Form 8-K/A on December 13, 2001 to file certain material agreements of the Company and to file a consent of experts relating to the Financial Statements. This Form 8-K/A further amends the Original 8-K to provide updated pro forma financial statements in Item 7(b), to provide an updated consent of experts relating to the Financial Statements and to provide updated Statements of Eligibility under the Trust Indenture Act of 1939 on Forms T-1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   EXHIBITS

EXHIBIT
NUMBER            TITLE
-------           -----

10.1 * Comprehensive Employment Agreement and Investment Program for Merle D. Lewis, dated as of June 1, 2000.

10.2 * Comprehensive Employment Agreement and Equity Plan Participation Program for Richard R. Hylland, dated as of March 1, 2001.

10.3 * Comprehensive Employment Agreement and Equity Plan Participation Program for Daniel K. Newell, dated as of March 1, 2001.

10.4 * Comprehensive Employment Agreement and Equity Plan Participation Program for Michael J. Hanson, dated as of March 1, 2001.

10.5 * Comprehensive Employment Agreement and Equity Plan Participation Program for Walter A. Bradley, III, dated as of March 1, 2001.

10.6 * Comprehensive Employment Agreement and Equity Plan Participation Program for Kipp D. Orme, dated as of March 1, 2001.

10.7 * Comprehensive Employment Agreement and Equity Plan Participation Program for Eric R. Jacobsen, dated as of March 1, 2001.

10.8 * Supplemental Income Security Plan for Directors, Officers and Managers, as amended and restated effective July 1, 1999.

23.1              Consent of PricewaterhouseCoopers LLC.

99.1 * Unaudited Combined Financial Statements of the Utility as of and for the nine months ended September 30, 2001 and Audited Combined Financial Statements of the Utility as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000.

99.2 Unaudited Pro Forma Combined Financial Information of NorthWestern Corporation as of and for the nine months ended September 30, 2001 and for the year ended December 31, 2000.

99.3 * Unaudited Pro Forma Combined Financial Data of the Utility as of and for the nine months ended September 30, 2001 and for the year ended December 30, 2000.

99.4 Form T-1 Statement of Elgibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee for Wilmington Trust Company to act as trustee under the Amended and Restated Declaration of Trust of NorthWestern Capital Financing II.

99.5 Form T-1 Statement of Elgibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee for Wilmington Trust Company to act as trustee under the Guarantee Agreement relating to NorthWestern Capital Financing II.

99.6 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee for JPMorgan Chase Bank to act as trustee under the Subordinated Debt Securities Indenture, dated August 1, 1995, between NorthWestern Corporation and JPMorgan Chase Bank (as successor to the Chase Manhattan Bank (N.A.)), as Trustee.


* Previously filed.



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NorthWestern Corp.
                                    (Registrant)


                                    By:   /s/ Kipp D. Orme
                                          ------------------------------
                                          Kipp D. Orme
                                          Vice President--Finance and Chief
                                                Executive Officer


December 20, 2001




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            TITLE
-------           -----


10.1 * Comprehensive Employment Agreement and Investment Program for Merle D. Lewis, dated as of June 1, 2000.

10.2 * Comprehensive Employment Agreement and Equity Plan Participation Program for Richard R. Hylland, dated as of March 1, 2001.

10.3 * Comprehensive Employment Agreement and Equity Plan Participation Program for Daniel K. Newell, dated as of March 1, 2001.

10.4 * Comprehensive Employment Agreement and Equity Plan Participation Program for Michael J. Hanson, dated as of March 1, 2001.

10.5 * Comprehensive Employment Agreement and Equity Plan Participation Program for Walter A. Bradley, III, dated as of March 1, 2001.

10.6 * Comprehensive Employment Agreement and Equity Plan Participation Program for Kipp D. Orme, dated as of March 1, 2001.

10.7 * Comprehensive Employment Agreement and Equity Plan Participation Program for Eric R. Jacobsen, dated as of March 1, 2001.

10.8 * Supplemental Income Security Plan for Directors, Officers and Managers, as amended and restated effective July 1, 1999.

23.1              Consent of PricewaterhouseCoopers LLC.

99.1 * Unaudited Combined Financial Statements of the Utility as of and for the nine months ended September 30, 2001 and Audited Combined Financial Statements of the Utility as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000.

99.2 Unaudited Pro Forma Combined Financial Information of NorthWestern Corporation as of and for the nine months ended September 30, 2001 and for the year ended December 31, 2000.

99.3 * Unaudited Pro Forma Combined Financial Data of the Utility as of and for the nine months ended September 30, 2001 and for the year ended December 30, 2000.

99.4 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee for Wilmington Trust Company to act as trustee under the Amended and Restated Declaration of Trust of NorthWestern Capital Financing II.

99.5 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee for Wilmington Trust Company to act as trustee under the Guarantee Agreement relating to NorthWestern Capital Financing II.

99.6 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee for JPMorgan Chase Bank to act as trustee under the Subordinated Debt Securities Indenture, dated August 1, 1995, between NorthWestern Corporation and JPMorgan Chase Bank (as successor to the Chase Manhattan Bank (N.A.), as Trustee.

*     Previously filed.